UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22784	42-1249184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7565 Irvine Center Drive, Irvine, CA 92618

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 949-471-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement

On February 7, 2006, Gateway, Inc. (“Gateway”) paid discretionary 2005 bonuses to Gateway employees as approved by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Gateway. This included the following bonus payments to Gateway’s named executive officers:

Wayne R. Inouye	$225,000
Michael R. Tyler	$94,950
Bruce W. Smith	$46,563
John P. Goldsberry	$33,150
Greg B. Memo	$28,125
Edward D. Fisher	$28,125
Robert V. Davidson	$28,125
Scott Bauhofer	$28,125

Effective February 8, 2006, Mr. Inouye resigned from his positions as Chief Executive Officer, President and director of Gateway. On February 8, 2006, the Board appointed its Chairman of the Board, Richard D. Snyder, as Interim Chief Executive Officer and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006

GATEWAY, INC.

By:	/s/ Michael R. Tyler
Michael R. Tyler
Senior Vice President & Chief Legal and Administrative Officer